UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of Stockholders of AIM ImmunoTech Inc. (the “Company”) was held on December 16, 2025 (the “Annual Meeting”).

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 4, 2025, and the final voting results received from First Coast Results, Inc., the independent inspector of election for the Annual Meeting (the “Inspector of Election”).

As of the record date for the Annual Meeting, there were 2,764,188 shares of the Company’s common stock outstanding and entitled to notice of and to vote at the Annual Meeting. Of the record date shares, 1,144,383 shares, or 41.4%, were represented at the Annual Meeting either in person or by proxy, meaning the requisite quorum for the meeting of 33 1/3% was present.

The final tabulation from the Inspector of Election of voting results for the election of directors and other proposals presented at the Annual Meeting was as follows:

Proposal 1: Election of Directors:

Nominees	For	Withheld	Broker Non-Votes
(1) Nancy K. Bryan	240,688	70,522	833,173
(2) William M. Mitchell	245,294	65,916	833,173
(3) Ted D. Kellner	280,350	30,860	833,173
(4) David I. Chemerow	273,901	37,309	833,173
(5) Thomas K. Equels	243,183	68,027	833,173

Proposal 2: Ratification, by a non-binding advisory vote, of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025:

For:	Against:	Abstain:
1,104,780	29,754	9,849

Based on the final voting results reported by the Inspector of Election, Proposal 2 was approved.

Proposal 3: Approval, by a non-binding advisory vote, of the compensation of the Company’s named executive officers:

For:	Against:	Abstain:	Broker Non Votes:
193,668	115,337	2,505	833,173

Proposal 3 received a majority of the votes cast (excluding broker non-votes). Broker non-votes consist of shares held by brokerage firms, banks, trustees or other nominees on behalf of a beneficial owner which were not voted either for or against Proposal 3 because the beneficial owner did not provide voting instructions and the brokerage firm, bank, trustee or other nominee lacked the discretionary power to vote such shares. After accounting for these broker non-votes, Proposal 3 did not receive the affirmative vote of the holders of a majority in voting power represented by proxy or present at the Annual Meeting and entitled to vote on the matter, therefore could not be approved. The Company notes that a majority of the votes cast approved, on an advisory basis, the compensation of the Company’s named executives.

Proposal 4: Approval, by a non-binding advisory vote, of the frequency of executive compensation votes:

1 Year:	2 Years:	3 Years:	Abstain:	Broker Non Votes:
284,856	3,920	15,484	6,950	833,173

The choice to hold a non-binding advisory vote on executive compensation annually received the highest number of the votes cast, and consistent with the Board’s recommendation, the Board has determined to hold a non-binding advisory vote regarding executive compensation every year until the next required non-binding advisory vote on the frequency of holding votes regarding executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Date: December 17, 2025	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO